SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                         Community Bancorp of New Jersey
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies: Common Stock.

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date  Filed:

                                                                  March 28, 2000

To Our Shareholders:


         You are cordially invited to attend the Annual Meeting of Shareholders of Community Bancorp of New Jersey to be held on Thursday, April 27, 2000 at 7:00 P.M. at Freehold Gardens Hotel, 50 Gibson Place, Freehold, New Jersey.

         At the Annual Meeting, shareholders will be asked to consider and vote upon:

         1. The re-election of nine directors to the Company's Board of Directors;

         2.       Amendments to the Company's Certificate of Incorporation to:

                  (a)   classify the Board of Directors into three classes, and

                  (b) prevent removal of the directors by shareholders without cause;

         3. An Amendment to the Company's Certificate of Incorporation to require the affirmative vote of 80% of the outstanding common stock of the Company for approval of certain business combination transactions and to further require an affirmative vote of 80% of the outstanding common stock to amend this super-majority voting provision; and

         4. An Amendment to the Company's Certificate of Incorporation to require advance notification of certain shareholder proposals and nominations.

         5. An Amendment to the Company's Certificate of Incorporation to provide for 1,000,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance; and to increase the authorized shares of common stock, no par value, to 10,000,000;

         6.       Approval of the 2000 Employee Stock Option Plan;

         7.       Approval  of  the  2000  Stock  Option  Plan   forNon-Emoloyee
                  Directors; and

         8.       Such other  business as shall  properly come before the Annual
                  Meeting.

         The Board of Directors of the Company believes that each of the proposals being submitted to the shareholders is in the best interests of the Company and its shareholders and urges you to vote in favor of each of these proposals.

                                                               Very truly yours,


                                                             ROBERT D. O'DONNELL
                                                             President and Chief
                                                               Executive Officer

                         COMMUNITY BANCORP OF NEW JERSEY
                                 3535 Highway 9
                           Freehold, New Jersey 07728

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 27, 2000

         Notice is hereby given that the Annual Meeting of shareholders of Community Bancorp of New Jersey (the "Company") will be held at The Freehold Gardens Hotel, 50 Gibson Place, Freehold, New Jersey on Thursday, April 27, 2000, at 7:00 P.M., for the purpose of considering and voting upon the following matters:


         1. The election of the nine persons named in the accompanying Proxy Statement to serve as directors of the Company for the ensuing year. However, in the event Proposal 2 is approved, the term of each director will become the term described under Proposal 2;

         2.       Amendments to the Company's Certificate of Incorporation to:

                  (a)   classify the Board of Directors into three classes, and

                  (b) prevent removal of the directors by shareholders without cause;

         3. An Amendment to the Company's Certificate of Incorporation to require the affirmative vote of 80% of the outstanding common stock of the Company for approval of certain business combination transactions unless approved by a majority of the Directors and to further require an affirmative vote of 80% of the outstanding common stock to amend this super-majority voting provision;

         4. An Amendment to the Company's Certificate of Incorporation to require advance notification of certain shareholder proposals and nominations;

         5. An Amendment to the Company's Certificate of Incorporation to provide for 1,000,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance; and to increase the authorized shares of common stock, no par value, to 10,000,000;

         6. Approval of the Community Bancorp of New Jersey 2000 Employee Stock Option Plan, which provides for options to purchase 70,000 shares of common stock to be issued to employees of the Company;

         7. Approval of the Community Bancorp of New Jersey 2000 Stock Option Plan for Non-Employee Directors, which provides for options to purchase 85,000 shares of common stock to be issued to non-employee directors of the Company; and

         8.       Such other business as shall properly come before the Meeting.

         Shareholders of record at the close of business on March 21, 2000 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later Proxy or by delivering a written notice of revocation to the Company.


                                              BY ORDER OF THE BOARD OF DIRECTORS




                                                             ROBERT D. O'DONNELL
                                           President and Chief Executive Officer






                                     IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

         You are urged to sign and return the enclosed Proxy to the Company promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

                         COMMUNITY BANCORP OF NEW JERSEY
                                 3535 Highway 9
                           Freehold, New Jersey 07728


                       PROXY STATEMENT FOR ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2000



         This Proxy Statement is being furnished to shareholders of Community Bancorp of New Jersey (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of shareholders to be held on Thursday, April 27, 2000 at 7:00 p.m. at the Freehold Gardens Hotel, 50 Gibson Place, Freehold, New Jersey.


                       GENERAL PROXY STATEMENT INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use in the Company's Annual Meeting to be held on April 27, 2000, at 7:00 P.M., at The Freehold Gardens Hotel, 50 Gibson Place, Freehold, New Jersey (the "Annual Meeting").

         The first date on which this Proxy Statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about March 28, 2000.

Outstanding Securities and Voting Rights

         The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is March 21, 2000. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the Annual Meeting.

         On the record date 1,827,766 shares of common stock, no par value per share, were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote.

         All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of management's nominees to the Board of Directors, in favor of the Amendments to the Certificate of Incorporation set forth in Proposals 2, 3, 4 and 5, in favor of the 2000 Employee Stock Option Plan and in favor of the 2000 Stock Option Plan for Non-Employee Directors, unless the shareholder specifies a different choice by means of his Proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the Proxy.

Revocability of Proxies

         Any shareholder giving a proxy has the right to attend and vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by sending written notice of revocation or a duly executed proxy bearing a later date to the Company, 3535 Highway 9, Freehold, New Jersey 07728, Attn: Robert D. O'Donnell, President. A proxy may be revoked at the Annual Meeting by filing written notice of such revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

Solicitation of Proxies

         This proxy solicitation is being made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile by officers, directors and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the Company will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the number of Directors shall not be less than 5 nor more than 25 and permit the exact number to be determined from time to time by the Board of Directors. The Board currently consists of 9 members.

         It is intended that the proxies solicited by the Board of Directors will be voted for the nine persons named below (unless the shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election or service on the Board, the proxy solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected.

         In January 2000, Alan Cohen, a founding director of the Community Bank of New Jersey (the "Bank"), resigned due to conflicting business obligations.

         Each candidate for director has been nominated to serve a one year term until the 2001 Annual Meeting of the Company and thereafter until his/her successor shall have been duly elected and shall have qualified. However, in the event that Proposal 2 is approved, the term of each director will become the term described in Proposal 2. The names of the nominees for election and certain information about them are set forth in the following table:


                      NOMINEES FOR ELECTION AS DIRECTORS AT
                               2000 ANNUAL MEETING



                                                 Principal Occupations               Director of the
             Name, Age and                       During Past Five Years                 Bank Since
         Position with the Bank


Charles P. Kaempffer, CPA, 62             Certified Public Accountant                     1997
Vice Chairman of the Board

Morris Kaplan, 45                         President, Kaplan Companies                     1997
                                          (building and real estate development)

Robert M. Kaye, 63                        President and owner, the PRC Group              1997
                                          (real estate development and management);
                                          also Chairman of the Board and Chief
                                          Executive Officer of Metropolitan
                                          Financial Corp., a thrift holding company

Eli Kramer, 45                            Real Estate Developer                           1997
Vice Chairman of the Board

William J. Mehr, Esq., 59                 Senior Partner, Mehr & LeFrance, Esq.           1997
                                          (attorneys)

Robert D. O'Donnell, 53                   President and Chief Executive Officer of        1998
President and Chief Executive             the Company and the Bank; Formerly
Officer                                   Senior Executive Officer of Amboy
                                          National Bank for over five (5) years

Arnold Silverman, 55                      President, Pavillion Residential LTD            1997
                                          (real estate development)

Howard Schoor, 61                         Vice Chairman, D.R. Horton, Inc.--              1997
Chairman of the Board                      New Jersey (custom home builder)

Lewis Wetstein, M.D., 52                  Surgeon                                         1997

         No director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Bank Act of 1940, other than Mr. Robert M. Kaye, who is a director of Metropolitan Financial Corp., a reporting company under Section 12 of the Securities Exchange Act of 1934 and Mr. Charles P. Kaempffer, who is a director of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., all reporting companies under Section 12 of the Securities Exchange Act of 1934.

Board Meetings; Committees of the Board

         During the fiscal year ended December 31, 1999, the Board of Directors of the Company held two meetings. In addition, the Board of Directors of the Bank, which consists of the same members as the Board of Directors of the Company, met fifteen times during 1999. All Directors attended at least 75% of board meetings and meetings of committees of the Board on which such Directors served.

         The Board of Directors maintained an Audit Committee (the "Audit Committee") which consisted of Mr. Alan Cohen and Messrs. Kaempffer, Mehr and Silverman during the fiscal year ended December 31, 1999. For 2000, Dr. Wetstein has been nominated to replace Mr. Cohen on the Audit Committee. The Audit Committee arranges for the Company's directors examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors examinations, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such reports, and reports to the Company's Board the results of its analysis of the regulatory reports. The Audit Committee met four times in 1999.

         The Company maintains a Human Resources Committee which, among other activities, sets the compensation for executive officers of the Company and the Bank. During 1999, the Human Resources Committee consisted of Messrs. Kaplan, O'Donnell, Schoor and Silverman and met twice.

         The full Board acted as a nominating committee in 1999.


                          STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of January 31, 2000, certain information concerning the ownership of shares of the common stock by (i) each person who is known by us to own beneficially more than five percent (5%) of the issued and outstanding common stock, (ii) each director of the Company, (iii) each named executive officer described in the section of this Proxy Statement captioned "Executive Compensation," and (iv) all directors and executive officers as a group. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.

                                                               Number of Shares             Percent of
         Name of Directors and Executive Officers             Beneficially Owned(1)          Class

         Charles P. Kaempffer, CPA, Vice Chairman
         of the Board                                              29,629(2)                  1.62%


         Morris Kaplan                                             41,716(3)                  2.28%


         Robert M. Kaye                                            17,293(4)                  0.95%


         Eli Kramer, Vice Chairman of the Board                    57,995(5)                  3.17%


         William J. Mehr                                           27,493(6)                  1.50%


         Robert D. O'Donnell, President and CEO                    19,776(7)                  1.08%


         Howard Schoor, Chairman of the Board                      92,976(8)                  5.09%

         Arnold Silverman                                          43,868(9)                  2.40%


         Lewis Wetstein, M.D.                                      71,116(10)                 3.89%
                                                                  ------------             --------

         All Directors and Executive Officers as
         Group (11 persons)                                       403,407                    22.07%

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Includes 2,060 shares held by a benefit plan of which Mr. Kaempffer is the beneficiary, 7,725 shares held by his spouse, and 8,926 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(3) Includes 20,600 shares held jointly with Mr. Kaplan's son, and 4,120 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(4) Includes 3,775 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(5) Includes 14,766 shares held by trusts of which Mr. Kramer is trustee for the benefit of his children, 26,780 shares held by a pension plan for the benefit of Mr. Kramer, 1,030 shares held by Mr. Kramer's spouse, and 9,613 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(6) Includes 9,579 shares held by Mr. Mehr's spouse, 1,778 shares held in self directed IRAs for Mr. Mehr and his spouse, and 6,866 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(7) Includes 15,450 shares purchasable upon exercise of stock options which may be exercised within sixty (60) days.

(8) Includes 2,781 shares owned by Mr. Schoor's spouse and 10,300 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(9) Includes 15,450 shares held in a self-directed IRA account for Mr. Silverman's benefit, 20,039 shares held in trusts for the benefit of Mr. Silverman's spouse and children, and 6,864 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(10) Includes 75 shares held jointly with Dr. Wetstein's son and 4,805 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

Compensation of the Board of Directors

         We do not currently pay directors' fees to members of our Board, although we will review payment of director's fees in the future. The Board of Directors do participate in the 1997 Stock Option Plan for Non-Employee Directors and the 1997 Stock Option Plan. Pursuant to these Plans, members of the Board of Directors received stock options to purchase shares of our common stock. No options were granted to directors under these plans in 1999. If Proposal 7 is approved by shareholders, it is anticipated that the Board of Directors will participate in the 2000 Stock Option Plan for Non-Employee Directors.

Executive Compensation

         The following table sets forth a summary of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company since he commenced employment with the Company in May, 1998. The Chief Executive Officer is the only officer or employee whose cash remuneration exceeds $100,000.

                                                  SUMMARY COMPENSATION TABLE
                                                   Cash and Cash Equivalent
                                                     Forms of Remuneration
                                                                                            Long Term
                                                                              Other         Compensation
                                                                              Annual        Securities
Name and Principal                               Annual           Annual      Compen-       Underlying
Position                         Year            Salary           Bonus       sation        Options
--------                         ----            ------           -----       ------        -------
Robert D. O'Donnell,             1999            $151,008         $25,350     $ (2)            ---
President and Chief
Executive Office
                                 1998(1)         $97,807            $0        $ (2)         75,000

    (1) Mr. O'Donnell was hired as President and Chief Executive Officer on May 8, 1998 at an annual salary of $151,000.

     (2) Other annual compensation includes expenses incurred for the use of an automobile. The Company believes the value of the personal use of such vehicle was less than 10% of Mr. O'Donnell's salary and bonus.


         On May 8, 1998, we retained Mr. Robert D. O'Donnell as President and Chief Executive Officer at an original base salary of $151,000. Mr. O'Donnell will be entitled to receive an annual increase of at least 10%, provided that the Company has met certain performance targets. Mr. O'Donnell will also be entitled to an annual cash bonus in an amount equal to 5% of our after tax net profit. If Mr. O'Donnell is terminated for any reason other than for "cause", he is entitled to continue to receive his then current base salary and bonus for the next twenty-four (24) months. In the event of a change in control of the Company, Mr. O'Donnell is entitled to twice his then current base salary and bonus, payable at the option of Mr. O'Donnell either in a lump sum, or over a period of twenty-four (24)months.

                               STOCK OPTION PLANS

         During 1997, the Bank's Board of Directors approved the 1997 Stock Option Plan, the 1997 Employee Stock Option Plan and the 1997 Option Plan for Non-Employee Directors. Under the 1997 Stock Option Plan, directors of the Bank, including employees who are directors of the Bank, may be granted non-qualified or incentive stock options. The 1997 Stock Option Plan provides for the grant of options to purchase up to 60,770 shares of common stock. Pursuant to the terms of the 1997 Stock Option Plan, options which qualify as incentive stock options under the Internal Revenue Code of 1986, must be granted at an exercise price of no less than 100% of the then current fair market value of the common stock and options which are non-statutory options may be granted at an exercise price to be determined by the Board of Directors at the time of grant, but no less than 85% of the then fair market value of the common stock.

         The 1997 Employee Stock Option Plan permits grants of options to purchase up to 51,500 shares of common stock. Under the 1997 Employee Stock Option Plan, grants may either be incentive stock options or non-qualified options. The 1997 Employee Stock Option Plan is administered by the Board of Directors, which has the authority to determine the officers and employees of the Bank who will receive options, whether the options will be incentive stock options or non-qualified options and, subject to the terms of the Plan, the exercise price for the options. Under the Plan, incentive stock options must have an exercise price of no less than 100% of the fair market value of the common stock on the date of grant, and non-qualified options may have an exercise price to be determined by the Board of Directors at grant, but no less than 85% of the fair market value of the common stock on the date of grant.

         The 1997 Stock Option Plan for Non-Employee Directors permits grants of options to purchase up to 47,740 shares of common stock. Under the 1997 Stock Option Plan for Non-Employee Directors, each director who is not an employee of the Company, upon the adoption of the Plan or when first appointed or elected a member of the Board, shall receive a grant of non-qualified options under
Section 422 of the Internal Revenue Code of 1986 to purchase 5,000 shares of the Company's common stock. The exercise price of the options will be the greater of $11.00 per share or 100 % of the fair market value of the common stock on the date of grant, whichever is greater.

         In May, 1998, the Board of Directors of the Bank adopted the 1998 Stock Option Plan pursuant to which options may be granted to employees of the Bank. The 1998 Stock Option Plan provides for the granting of options to purchase up to 51,500 shares of common stock. The terms of the 1998 Stock Option Plan are substantially similar to the terms of the 1997 Employee Stock Option Plan.

         In January, 2000, the Board of Directors of the Company adopted the 2000 Employee Stock Option Plan pursuant to which options may be granted to employees of the Company. The 2000 Employee Stock Option Plan provides for the granting of options to purchase up to 70,000 shares of common stock. The terms of the 2000 Employee Stock Option Plan are substantially similar to the terms of the 1997 Employee Stock Option Plan. Implementation of the 2000 Employee Stock Option Plan is subject to the approval of the shareholders. See Proposal 6.

         In January, 2000, the Board of Directors of the Company also adopted the 2000 Stock Option Plan for Non-Employee Directors pursuant to which options may be granted to directors who are not employees of the Company. The 2000 Stock Option Plan for Non-Employee Directors provides for the granting of options to purchase up to 85,000 shares of common stock. Under the 2000 Stock Option Plan for Non-Employee Directors, the exercise price for the purchase of shares under the options is no less than

105% of the fair market value of the shares on the date of the grant. Implementation of the 2000 Stock Option Plan for Non-Employee Directors is subject to shareholder approval. See Proposal 7.

         During 1999,  no options were  granted to any named  executive  officer
described  in  the  section  of  this  Proxy  Statement   captioned   "Executive
Compensation".

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the
Company named in this Proxy Statement under the caption "Executive Compensation". No stock options were exercised by such executive officers during 1999.

                                                                                  Value of Unexercised In-the-Money
                               Number of Securities Underlying                         Options at FY-End (1)
                              Unexercised Options at FY-End (#)                   (based on  $14.875  per share)
                                   Exercisable/Unexercisable                    Exercisable/Unexercisable (1)
                            --------------------------------------          --------------------------------------
           Name             Exercisable            Unexercisable              Exercisable               Unexercisable
           ----             -----------            -------------              -----------               -------------
Robert D. O'Donnell           15,450                 61,800                   $4,656                     $18,622

(1) Market value of the underlying securities at year end (based upon the closing price on the NASDAQ SmallCap Market) minus the exercise price per share. Options vest and become exercisable over a five year period beginning one year after the date of grant, subject to acceleration in certain circumstances.


Certain Transactions with Management

         We have in the past and expect to continue in the future to undertake banking transactions with our directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). Pursuant to the order of the New Jersey Department of Banking and Insurance approving our charter, we are prohibited from making loans to our directors or certain of their affiliates for three (3) years from the date our Certificate of Authority was issued May 12, 1997.

Required Vote

         Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

Recommendation

         The Board of Directors unanimously recommends a vote in favor of its nominees for Director.

                      OVERVIEW OF THE PROPOSED AMENDMENTS
                 TO THE COMPANY'S CERTIFICATE OF INCORPORATION

         The Board of Directors has unanimously approved and recommended that the shareholders of the Company approve certain proposed amendments to the Certificate of Incorporation which are set forth in this proxy statement as Proposals 2 through 4 (the "Amendments"). The Amendments are discussed in detail below. In general, the Amendments provide for (i) a classified Board of Directors; (ii) that directors may not be removed by shareholders without cause;
(iii) that the affirmative vote of 80% of the outstanding shares of common stock are required to approve a merger, consolidation or sale of substantially all of the Company's assets, unless such proposed transaction is approved by a majority of the Board of Directors, and further that any amendment to this super-majority voting provision require the approval of 80% of the outstanding shares of common atock; and (iv) prior notice of any shareholder nominations and proposals.

         In forming the Bank, the members of the Board of Directors envisioned a community-based institution which would serve the local communities surrounding its branches, while also providing a return to its shareholders. The Board of Directors has viewed, with increasing concern, the accelerating pace of consolidation in the banking industry, especially within New Jersey, as local, community-based institutions are purchased by multi-state bank holding companies, frequently headquartered outside of New Jersey. The Board believes that this consolidation and geographical dislocation have caused a reduction in the commitment of these institutions to their local community. The Board has also noted certain tactics employed by certain investors, including the accumulation of substantial holdings of common stock and proxy fights designed to force the Board of Directors to sell an institution, regardless of its long term business plan and prospects or service to its communities. The Board considers these tactics to be highly disruptive to a company, and considers the aim of these tactics to require a Board of Directors to satisfy the short term investment objectives of certain investors while ignoring the long-term prospects of the institution and the communities served by the institution. The Amendments are being submitted for stockholder approval in response to these activities.

         A classified Board, together with the removal of directors only for cause and super-majority voting, will by making it more time-consuming for a substantial shareholder or shareholders to gain control of the Board or the Company without the consent of the incumbent Board, ensure some continuity of management of the business and affairs of the Company and provide the Board with sufficient time to review any proposal from the substantial shareholders. The requirement that shareholders provide the Board with advance notice of proposals or nominations, along with certain other information, will ensure that the Board has adequate time and information to determine whether the proposal or nomination is in the best interests of the shareholders.

         The Amendments are not being recommended in response to any specific effort of which the Company is aware to accumulate the common stock or to obtain control of the Company but rather are being recommended to assure fair treatment of the Company's shareholders in takeover situations.

         The Amendments are being presented to shareholders of the Company for their approval as a single proposal. As more fully described below, the Board of Directors believes that the Amendments will effectively reduce the possibility that a third party could effect a sudden change in the majority control of the Board of Directors without the support of the incumbent directors. However, the Amendments may have significant effects on the ability of shareholders of the Company to effect an immediate change in the composition of the Board of Directors and otherwise to exercise their voting power to affect the composition of the Board. Accordingly, shareholders are urged to read carefully the following portions of this section of the Proxy Statement and the relevant portions of Exhibit A hereto, which sets forth the full text of the Amendments, before voting on the Amendments.


                              SUMMARY OF AMENDMENTS

         Classified Board of Directors. The proposed amendment to Article III of the Certificate of Incorporation provides that directors will be classified into three classes, as nearly equal in number as possible, with the terms of office of one class expiring each year. One class of directors, consisting of Directors Howard Schoor, Robert Kaye and Arnold Silverman, will hold office initially for a term expiring at the 2001 annual meeting; a second class of Directors, consisting of directors William Mehr, Charles Kaempffer and Robert D. O'Donnell will hold office initially for a term expiring at the 2002 annual meeting; and a third class of directors, consisting of Directors Dr. Lewis Wetstein, Eli Kramer and Morris Kaplan would hold office initially for a term expiring at the 2003 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified.

         The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by shareholders holding a plurality of votes cast at a single annual meeting. If the Company implements a classified Board of Directors, it will take at least two annual meetings for a majority of shareholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

         Removal of Directors for Cause. New Jersey law states that directors may be removed without cause by an affirmative vote of a majority of shareholders unless a corporation's certificate of incorporation provides otherwise. The Company's Certificate of Incorporation currently does not prohibit shareholder removal of directors without cause. The proposed amendment to Article III of the Certificate of Incorporation would deny shareholders the right to remove a director without cause. According to the amendment, shareholders may only vote to remove a director for cause which is demonstrated if the director (i) is convicted of a felony; (ii) is declared by court order to be of unsound mind or, (iii) has been shown by clear and convincing evidence to have acted in bad faith to produce a gross abuse of trust.

         One effect of the proposed amendment may be to make it more difficult for holders of a majority of shares of common stock to remove directors, should they deem it to be in their best interest to do so. In conjunction with the proposed classified Board amendment, this amendment should render more difficult, and may discourage, an attempt to acquire control of the Company without the approval of the Board and the Company's management. The proposed amendment will make it impossible for someone who acquires voting control of the Company immediately to remove the incumbent directors who may oppose such person and to replace them with more friendly directors, and will instead require such a person to demonstrate cause for removal of an incumbent director or replace incumbent directors as their terms expire over a period of up to three years.

         Shareholders should also recognize that this amendment will also make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where an ultimate change in the incumbent Board might be desired by a majority shareholders without a showing of cause.

         Super-Majority Vote for Approval of Certain Business Combinations. New Jersey law requires the affirmative vote of a majority of the shares entitled to vote thereon for approval of a merger or consolidation. A corporation may provide in its certificate of incorporation for greater voting requirements to approve a merger or consolidation under New Jersey law. The proposed addition of Article X to the Certificate of Incorporation requires the affirmative vote of 80% of the outstanding common stock entitled to vote thereon to approve or authorize a merger, consolidation or disposition of all or substantially all of the Company's assets.

         The requirement for approval by 80% of the outstanding shares of common stock does not apply, however, to any merger, consolidation or asset sale which has been approved by a majority of directors prior to the vote of shareholders. In that case, a simple majority vote would be required to approve such a transaction.

         The proposed amendment also requires the affirmative vote of 80% of the outstanding shares of common ctock to further amend Article X of the Certificate of Incorporation. The requirement of an increased shareholder vote to Article X will prevent a person holding or controlling a majority, but less than 80%, of the outstanding shares of common stock from avoiding the requirements of the proposed amendment by simply repealing it.

         The proposed amendment requiring a super majority vote for the approval of certain business combinations could have the effect of preventing the Company from engaging in a business combination transaction which a majority of the shareholders believe is financially beneficial and in their best interests. If the Board of Directors of the Company has not approved the transaction, a relatively small percentage of shareholders will have the power to block any proposed transaction. The amendment could, therefore, have the effect of limiting the ability of shareholders to cause the corporation to engage in certain business combination transactions.

         Advance Notice For the Nomination of Directors and Special Meetings of Shareholders. This provision requires advance notice for the nomination for the election of directors and shareholder proposals to be given as provided in the Company's Bylaws. The Bylaws will be amended to require that notice of a nomination to the Board, other than by the Board, or a shareholder proposal not adopted by the Board of Directors, be submitted to the Company at least 75 days before the intended mailing date of the proxy statement for such meeting, unless different time periods are required by any Federal law applicable to the Company.

         The purpose of this proposal is to ensure that the Board of Directors receives adequate information and adequate time to assess the qualifications of any proposed nominee to the Board of Directors and the merits of any shareholder proposal. In this way, the Board will have sufficient time and information to determine whether any proposed nomination or proposal is in he best interest of the Company's shareholders. The requirement of advance notice of shareholder proposals for the Company's annual meeting is consistent with the regulations of the Securities and Exchange Commission applicable to companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

         The proposed amendment requiring advance notice for the nomination of directors and other shareholder proposals could have the effect of making it more difficult for a shareholder to nominate a candidate for election to the Board of Directors in opposition to the current Board of Directors or to otherwise make a proposal for shareholder approval. The amendment requires that shareholders wishing to make a nomination to the Board of Directors or propose a shareholder proposal follow certain procedural requirements. Failure to follow these requirements could result in the Company not being obligated to recognize the nomination or proposal. Adoption of this amendment could, therefore, make it more difficult for a shareholder to nominate a candidate to the Board of Directors in opposition to the current Board or to otherwise offer a shareholder proposal.

                      PROPOSAL 2 - APPROVAL OF AMENDMENTS
                       TO THE CERTIFICATE OF INCORPORATION
              REGARDING CLASSIFICATION OF AND REMOVAL OF DIRECTORS

         The matters to be considered and voted upon under Proposal 2 consist of Amendments to the Company's Certificate of Incorporation to provide for (i) a classified Board of Directors; (ii) a requirement that directors of the Company may not be removed by shareholders without cause.


Required Vote

         In order for the Amendments to be approved, the affirmative vote of a majority of the shares of common ctock cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" approval of the Amendments.

Recommendation

   The Board of Directors unanimously recommends that you vote for Proposal 2.

                      PROPOSAL 3 - APPROVAL OF AN AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION
                 PROVIDING FOR A SUPER MAJORITY VOTING PROVISION


         The matters to be considered and voted upon under Proposal 3 consists of an Amendment to the Company's Certificate of Incorporation to provide for an Amendment to the Company's Certificate of Incorporation to require the affirmative vote of 80% of the outstanding common stock of the Company for approval of certain business combination transactions and to further require an affirmative vote of 80% of the outstanding common stock to amend this super-majority voting provision.

Required Vote

         In order for the Amendments to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" approval of the Amendmens set forth in Proposal 3.

Recommendation

         The Board of Directors unanimously recommends that you vote for Proposal 3.

                  PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE
                 CERTIFICATE OF INCORPORATION TO REQUIRE ADVANCE
          NOTIFICATION OF CERTAIN SHAREHOLDER PROPOSALS AND NOMINATIONS


         The matters to be considered and voted upon under Proposal 4 consists of a requirement that the Bylaws of the Company be amended to require that notice of a nomination to the Board of Directors, other than by the Board, or a shareholder proposal not adopted by the Board of Directors, be submitted to the Company at least 75 days before the intended mailing date of the Proxy Statement for such meeting, unless different time periods are required by any Federal law applicable to the Company.

Required Vote

         In order for Proposal 4 to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" approval of Proposal 4.

Recommendation

         The Board of Directors unanimously recommends that you vote for Proposal 4.



                  PROPOSAL 5 - APPROVAL OF AN AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                          TO CREATE PREFERRED STOCK AND
                     TO INCREASE THE AUTHORIZED COMMON STOCK


         The Board of Directors has unanimously approved and recommended that the shareholders of the Company approve a proposed amendment (the "Stock Amendment") to the Company's Certificate of Incorporation creating a new class of 1,000,000 authorized shares of Series Preferred Stock (the "Preferred Stock"), and increasing the number of shares of authorized common stock of the Company from 5,000,000 to 10,000,000. The Stock Amendment will provide the Board of Directors the authority to set the specific terms, rate of dividends, preferences and conditions of any series of Preferred Stock upon its issuance, without further shareholder approval. By increasing the authorized shares of common stock the Stock Amendment will provide the Board of Directors with additional flexibility regarding any future issuance of stock, stock dividends, stock options or other purchase rights.

         The Board does not have any current plans to issue shares of Preferred Stock, and adoption of Proposal 5 will not cause any current change to the Company's outstanding capitalization. However, the Board of Directors believes that having so-called "blank check" Preferred Stock authorized in the Company's Certificate of Incorporation will provide the Board with greater flexibility in raising capital for the Company. The use of Preferred Stock may permit the Company to raise capital without diluting the voting interests or ownership interests of current holders of the common stock. Permitting the Board to set the terms, rates, conditions and preferences of any issuance of any series of Preferred Stock at the time the stock is issued, without further shareholder approval, will permit the Board the maximum flexibility and allow the Board to react to potentially changing market conditions or business opportunities which require capital. In certain situations, issuance of a series of Preferred Stock could hinder the ability of a third-party to take control of the Company.

         Similarly, the Board believes that the additional shares of common stock to be authorized by the Amendment will increase the flexibility of the Company in the future if the Board should determine that it is in the Company's best interest to issue additional shares of common stock, whether by means of stock dividends or otherwise, options or other purchase rights for any purpose, including to raise capital, undertake acquisitions, issue stock dividends, or hire, retain or reward the Company's employees or directors.

Required Vote

         In order for the Stock Amendment to be approved, the affirmative vote of a majority of the shares of common stock cast at the Annual Meeting is required.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" approval of the Stock Amendment.

Recommendation

         The Board of Directors unanimously recommends that you vote for the Preferred Stock Amendment.


          PROPOSAL 6 - APPROVAL OF THE COMMUNITY BANCORP OF NEW JERSEY
                         2000 EMPLOYEE STOCK OPTION PLAN

         The Board of Directors has approved for submission to the shareholders The Community Bancorp of New Jersey 2000 Employee Stock Option Plan (the "2000 Employee Option Plan"), set forth as Exhibit B to this Proxy Statement.

Introduction

         As the Company has continued to expand, the Board believes that the Company will need additional senior employees to manage and continue the Company's growth. The Board believes that the ability to offer potential employees stock options, permitting the employee to share in the growth in the Company, is an important recruitment tool. Presently, the Company has no remaining shares authorized under its existing employee option programs. For these reasons, the Board of Directors in January 2000 approved the 2000 Employee Option Plan, subject to shareholder approval.

Administration

         The 2000 Employee Option Plan will be administered by the Company's Board of Directors, which will have power to designate the optionees and to determine the number of shares subject to each option, the date of grant and the terms and conditions governing the option, including any vesting schedule. The Board of Directors will designate whether options granted under the 2000 Employee Option Plan will be non-statutory stock options or incentive stock options under the Code. In addition, the Board is charged with the responsibility of interpreting the 2000 Employee Option Plan and making all administrative determinations thereunder.

Eligibility

         All employees of the Company are eligible to receive options under the 2000 Employee Option Plan.

Shares Subject to the Plan

         The 2000 Employee Option Plan authorizes the Company to issue 70,000 shares of the Company's common stock pursuant to options.

         The 2000 Employee Option Plan provides that the number and price of shares available for stock options and the number of shares covered by outstanding stock options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the common stock.

Term

         Options granted under the 2000 Employee Option Plan will have terms of ten years, subject to earlier termination of the options as provided in the 2000 Employee Option Plan.

Exercise Price

         The 2000 Employee Option Plan provides that options which qualify as incentive stock options ("ISO") under the Internal Revenue Code of 1986 (the "Code") are to be granted at an exercise price equal to 100% of the fair market value of the common stock purchasable upon exercise of the option on the date of the grant of the option and non- statutory options may be granted at a price no less than 85% of the fair market value on the date of grant of the option. Fair market value is to be determined by the Board of Directors in good faith.

         The 2000 Employee Option Plan provides that the purchase price for shares acquired pursuant to the exercise of any option is payable in full at the time of exercise.

Options Granted Subject To Approval

         The Board of Directors of the Company has approved the following option grants to the individuals named below, subject to shareholder approval of Proposal 6.


                                           Number of Shares
       Name                Subject to Options            Exercise Price
       ----                ------------------            --------------
Robert D. O'Donnell             11,000                      $13.871
James Kinghorn                  10,000                      $13.871


Tax Consequences

         Under the 2000 Employee Option Plan, the Board of Directors may designate whether an option is to be a non-statutory option or an ISO under the Internal Revenue Code at the time of grant. The grant of a non-statutory option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The options granted under the 2000 Employee Option Plan should be considered as having no readily ascertainable fair market value at the time of grant because they are not tradeable on an established market.

         The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

         For federal income tax purposes, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

         If shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

Recommendation and Vote Required for Approval

         The Board has unanimously approved the Option Plan and believes that it is in the best interests of the shareholders and recommends that the shareholders approve the 2000 Employee Option Plan. Under the New Jersey Business Corporation Act, adoption of the 2000 Employee Option Plan by the Company requires the vote of the majority of votes cast at the Annual Meeting. The Board of Directors unanimously recommends that you vote in favor of the 2000 Employee Option Plan.

          PROPOSAL 7 - APPROVAL OF THE COMMUNITY BANCORP OF NEW JERSEY
                2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors has approved for submission to the shareholders The Community Bancorp of New Jersey 2000 Stock Option Plan for Non-Employee Directors (the "2000 Directors Option Plan") set forth as Exhibit C to this Proxy Statement.

Introduction

         Since the inception of the Bank, directors of the Bank and of the Company have served without receiving director's fees. The Board elected to forego director's fees while the Bank and the Company were not profitable, and have focused on generating returns for shareholders in the early stages of the Company's profitability. Members of the Board have spent considerable personal time developing business for the Company and assisting management in expanding the Company. In recognition of the considerable time spent by members of the Board on the business of the Bank, and in recognition of the success that the Company has achieved through its first 2 1/2 years of operations, the Board of Directors has concluded that it is appropriate and in the best interest of the shareholders to reward the directors with options which will vest over the next two years. This vesting schedule will help insure that the Company and the Bank continue to receive the benefits of the experience and business acumen of members of the Board of Directors by providing them an incentive to continue to serve. In addition, under the terms of the 2000 Directors Option Plan, options are to be granted at an exercise price of 105% of the fair market value of the common stock. Therefore, since the exercise price of options will be greater than the fair market value of the common stock, the directors will not benefit from the options unless all shareholders benefit through the increase in value of the common stock. For these reasons, the Board of Directors in January 2000 approved the 2000 Directors Option Plan, subject to shareholder approval, and issued options thereunder.

Administration

         The 2000 Directors Option Plan will be administered by the Company's Board of Directors, which will have power to designate the optionees and to determine the number of shares subject to each option, the date of grant and the terms and conditions governing the option, including any vesting schedule. In addition, the Board is charged with the responsibility of interpreting the 2000 Directors Option Plan and making all administrative determinations thereunder. The options granted under the 2000 Directors Option Plan will be non-statutory stock options under the Code.

Eligibility

         All directors who are not employees of the Company are eligible to receive options under the 2000 Directors Option Plan.

Shares Subject to the Plan

         The 2000 Directors Option Plan authorizes the Bank to issue 85,000 shares of the common stock pursuant to options.

         The 2000 Directors Option Plan provides that the number and price of shares available for stock options and the number of shares covered by outstanding stock options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the common stock.

Term

         Options granted under the 2000 Directors Option Plan will have terms of ten years, subject to earlier termination of the options as provided in the 2000 Directors Option Plan.

Exercise Price

         The 2000 Directors Option Plan provides that options are to be granted at an exercise price equal to 105% of the fair market value of the common stock purchasable upon exercise of the option on the date of the grant of the option. Fair market value is to be determined by the Board of Directors in good faith. The purchase price for shares acquired pursuant to the exercise of any option is payable in full at the time of exercise.

Options Granted Subject To Approval

         The Board of Directors of the Company has approved the following option grants to the individuals named below, subject to shareholder approval of Proposal 7:


                                                  Number of Shares
    Name                          Subject to Options             Exercise Price
    ----                          ------------------             --------------
Howard Schoor                          11,000                       13.781
Eli Kramer                             11,000                       13.781
Charles Kaempffer                       8,000                       13.781
William Mehr                            8,000                       13.781
Arnold Silverman                       11,000                       13.781
Louis Wetstein, M.D.                    8,000                       13.781
Morris Kaplan                           8,000                       13.781
Robert Kaye                             8,000                       13.781


         The exercise price of $13.781 for options granted under the 2000 Plan was 105% of the fair market value of the Company's common stock on January 20, 2000, the date of grant of these options.

Tax Consequences

         The options granted under the 2000 Directors Option Plan will be treated as non-statutory options for federal income tax purposes. The grant of a non-statutory option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The options granted under the 2000 Directors Option Plan should be considered as having no readily ascertainable fair market value at the time of grant because they are not tradeable on an established market.

         The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

Recommendation and Vote Required for Approval

         The Board has unanimously approved the 2000 Directors Option Plan and believes that it is in the best interests of the shareholders and recommends that the shareholders approve the 2000 Directors Option Plan. Under the New Jersey Business Corporation Act, adoption of the 2000 Directors Option Plan by the Company requires the vote of the majority of votes cast at the Annual Meeting. The Board of Directors unanimously recommends that you vote in favor of the 2000 Directors Option Plan.


                          RELATIONSHIP WITH INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The firm of Grant Thornton LLP, independent certified public accountants, has audited the books and records of the Company for 1999. The Board expects to retain Grant Thornton LLP as the Company's independent certified public accountants for the 2000 fiscal year.

         Grant Thornton LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         The Company believes that during the fiscal year ended December 31, 1999, Dr. Lewis Wetstein, a director, failed to timely file reports based on the purchase of 855 shares of common stock in several transactions in 1999. Dr. Wetstein subsequently filed a Form 5 reporting these transactions. In addition,

Arnold Silverman, a director, failed to timely file one report based on the purchase of 900 shares of common stock. He has also subsequently reported this transaction on a Form 5. The Company believes that all other persons subject to
Section 16(a) have made all required filings for the fiscal year ended December 31, 1999.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders to be included in the Company's 2001 proxy material must be received by the Secretary of the Company no later than November 24, 2000.

         At the 2001 annual meeting of stockholders or special meeting in lieu thereof, the persons named as proxies in the Company's proxy for the meeting may vote the proxy in their discretion on any proposal received by the Company after February 6, 2001.


                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

         Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it in the enclosed envelope.

                                    EXHIBIT A

                  Article III of the Certificate of Incorporation is deleted in its entirety and replaced as follows:

                            (A) The number of directors  constituting the entire
                  Board of Directors shall be governed by the Bylaws of the Corporation. The Board of Directors shall be divided into three (3) classes, as nearly identical in number as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year. Upon adoption of this provision, the Board shall select the class into which each Director is assigned. At the first annual meeting of stockholders after adoption of this provision, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

                            (B) None of the present or future  directors  of the
                  Corporation may be removed without cause by the shareholders of the Corporation. The term "cause" as used herein is defined to mean (i) conviction of the director of a felony, (ii) declaration by order of a court that the director is of unsound mind; (iii) breach of fiduciary duty involving personal profit which is proven by clear and convincing evidence to have been committed in bad faith; or (iv) violation of any final cease and desist order issued by any regulatory agency having jurisdiction over the Corporation or its business. The Board of Directors shall have the power to remove directors and to suspend directors pending a final determination that cause exists for removal.

                  Article V of the Certificate of Incorporation is deleted in its entirety and replaced as follows:

                            (A) The total authorized capital stock of the Corporation shall be 11,000,000 shares, consisting of 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock which may be issued in one or more classes or series. The shares of Common Stock and the shares of Preferred Stock of each class or series shall be without nominal or par value, except that the amendment authorizing the initial issuance of any class or series of Preferred Stock, adopted by the Board of Directors as provided herein, may provide that shares of any class or series shall have a specified par value per share, in which event all of the shares of such class or series shall have the par value per share so specified.

                                     (B)   The   Board  of   Directors   of  the
                           Corporation is expressly authorized from time to time to adopt and to cause to be executed and filed without further approval of the shareholders, amendments to this Certificate of Incorporation authorizing the issuance of one or more classes or series of Preferred Stock for such consideration as the Board of Directors may fix. In an amendment authorizing any class or series of Preferred Stock, the Board of Directors is expressly authorized to determine:

                                     (1)  The  distinctive  designation  of  the
                           class or series and the number of shares which will constitute the class or series, which number may be increased or decreased (but not below the number of shares then outstanding in that class or above the total shares authorized herein) from time to time by action of the Board of Directors;

                                     (2)  The  dividend  rate  of the  class  or
                           series, whether dividends will be cumulative, and, if so, from what date or dates;

                                     (3) The price or  prices at which,  and the
                           terms and conditions on which, the shares of the class or series may be redeemed at the option of the Corporation;

                                     (4)  Whether or not the shares of the class
                           or series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

                                     (5)  Whether or not the shares of the class
                           or series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price
                           or  prices,  or  the  rates  of  exchange,   and  any
                           adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                                    (6) The rights of the shares of the class or
                           series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                                     (7)  Whether or not the shares of the class
                           or series will have priority over, parity with, or be junior to the shares of any other class or series in any respect, whether or not the shares of the class or series will be entitled to the benefit of limitations restricting the issuance of shares of any other class or series having priority over or on parity with the shares of such class or series and whether or not the shares of the class or series are entitled to restrictions on the payment of dividends on, the making of other distributions in respect of, and the purchase or redemption of shares of any other class or series of Preferred Stock and/or Common Stock ranking junior to the shares of the class or series;

                                     (8)  Whether  the class or series will have
                           voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights; and

                                     (9) Any other preferences,  qualifications,
                           privileges, options and other relative or special rights and limitations of that class or series.

                  A new Article IX of the Certificate of Incorporation is added to read in its entirety as follows:

                            Advance  notice of  nomination  for the  election of
                  directors, other than by the Board of Directors or a committee thereof, shall be given within the time and in the manner provided in the Corporation's Bylaws. Any shareholder who wishes to make a proposal at any meeting of shareholders shall provide advanced notification within the time and in the manner provided in the Corporation's Bylaws.

                  A new Article X of the Certificate of Incorporation is added to read in its entirety as follows:

                            (A) No proposed transaction  resulting in a Business
                  Combination (as defined below) shall be valid unless first approved by the affirmative vote, cast in person or by proxy, of the holders of record of at least sixty-six and two-thirds percent (80%) of the outstanding shares of the capital stock of the Corporation entitled to vote thereon; provided, however, that if any such action has been approved prior to the vote of shareholders by a majority of the Corporation's Board of Directors, the affirmative vote of the holders of a majority of the outstanding shares of capital stock then entitled to vote on such matters shall be required.

                            (B) This Article X may not be amended  except by the
                  affirmative vote, cast in person or by proxy, of the holders of record of at least sixty-six and two-thirds percent (80%) of the outstanding shares of the capital stock of the Corporation entitled to vote thereon.

                            (C) "Business Combination" as used herein shall mean
                  any of the following proposed transactions, when entered into by the Corporation or a subsidiary of the Corporation with, or upon a proposal by or on behalf of, a related entity or person:

                                     (i)  the  merger  or  consolidation  of the
                           Corporation or any subsidiary of the Corporation;

                                     (ii) the sale, exchange,  transfer or other
                           disposition (in one or a series of transactions) of substantially all of the assets of the Corporation or any subsidiary of the Corporation; or

                                     (iii)  any  offer  for  the   exchange   of
                           securities of another entity for the securities of the Corporation.

                                    EXHIBIT B

                         COMMUNITY BANCORP OF NEW JERSEY

                         2000 EMPLOYEE STOCK OPTION PLAN


Section 1.  Purpose

         The Community Bancorp of New Jersey 2000 Employee Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Community Bancorp of New Jersey(the "Company") and its shareholders by providing officers and employees of the Company and its affiliates with an equity interest in the Company. The Plan will assist the Company in attracting and retaining the highest quality of experienced persons as officers and employees and in aligning the interests of such persons more closely with the interests of the Company's shareholders by encouraging such parties to maintain an equity interest in the Company.

Section 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

         "Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "Company" means Community Bancorp of New Jersey and any present or future subsidiary corporations of Community Bancorp of New Jersey (as defined in Section 424 of the Code) or any successor to such corporations.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" means the common stock, no par value per share, of the Company.

      "Disability" shall mean a permanent disability which qualifies as total disability under the terms of the Bank's Long- Term Disability Plans; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code.

         "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board shall deem relevant, including the book value of the Common Stock and, to the extent there is an established trading market for the Common Stock, the market value of the Common Stock.

         "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

         "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted hereunder.

         "Participant" means an employee of the Company selected by the Board to receive an Option under the Plan.

         "Plan" means the Community Bancorp of New Jersey 2000 Employee Stock Option Plan.

         "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Company.

Section 3.  Administration

         (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan.

         (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan; provided, however, that the Board shall have no authority to take any step which would cause the Plan to fail to comply with Rule 16b-3 under the Act or any successor or replacement regulation. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

Section 4.  Eligibility and Participation

         Officers and employees of the Company shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shalldetermine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant.

Section 5.  Shares of Stock Available for Options

         (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 70,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder or with Rule 16b-3 under the Act. No fractional Shares shall be issued on account of any such adjustment.

         (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

Section 6.  Non-Qualified Stock Options

         6.1      Grant of Non-Qualified Stock Options.
                  ------------------------------------

         Subject to the provisions hereof, the Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine, and may grant Non-Qualified Stock Options in exchange for and upon surrender of previously granted Options under this Plan. Non- Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted; provided, however, that such purchase price shall not be less than 85% of the Fair Market Value or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon full payment of the purchase price.

         (b) Terms of Options. The term during which each Non- Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant.

         (c) Termination of Service. Except as provided herein, unless otherwise determined by the Board, upon the termination of a Participant's service as an employee for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

         (d) Transferability. Except as provided for hereunder, no Option granted under the Plan shall be assignable or transferable by a Participant, and any attempted disposition thereof shall be null and void and of no effect. A Participant may transfer or assign an Option granted hereunder to an immediate family member or trust or benefit plan established for an immediate family member. For terms of this provision, the term "immediate family member" means a Participant's spouse, parents and offspring. Nothing contained herein shall be deemed to prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.  Incentive Stock Options

         7.1      Grant of Incentive Stock Options.
                  --------------------------------

         The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon payment of the full purchase price.

         (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option first becomes exercisable) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non- Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified options.

         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Company (or, under
Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant.

         (d) Termination of Employment. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the

Participant's Incentive Stock Options shall expire immediately upon termination.

         Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Transferability. No Incentive Stock Option granted under the Plan shall be assignable or transferable by a Participant, except pursuant to the laws of descent and distribution, and any attempted disposition of an Incentive Stock Option shall be void and of no effect.

         (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it will be entitled in such event under the Code.

Section 8.  Extension

         The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

Section 9.  General Provisions Applicable to Options

         (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

(c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Company in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board will provide for any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

         (d) The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

                  (i) a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another, or

                  (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

         (f) The Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and further provided that no amendment increasing the number of shares subject to the Plan, decreasing the exercise price for any option provided for under the Plan or a change in the parties eligible to participate in the Plan may be effectuated without the approval of the shareholders of the Company; further provided, however, that the Board shall not adopt any such amendment or modification if such amendment or modification shall cause the Plan to fail to comply with Rule 16b-3 under the Act or any successor or replacement regulation.

Section 10.  Miscellaneous

         (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Company's Board. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

         (b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements.

         (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

         (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

         (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Company against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

         (f) This Plan shall become effective upon its approval by the holders of a majority of the Common Stock of the Company voting on approval of the Plan. Prior to such approval, Options may be granted under the Plan expressly subject to such approval.

         (g) Options may not be granted under the Plan more than ten (10) years after approval of the Plan by the Company's Shareholders, but then outstanding Options may extend beyond such date.

         (h) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                                    EXHIBIT C


                         COMMUNITY BANCORP OF NEW JERSEY

                             2000 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


SECTION 1. Purpose

         The Community Bancorp of New Jersey 2000 Stock Option Plan For Non-Employee Directors (the "Plan") is hereby established to foster and promote the long-term success of The Community Bancorp of New Jersey (the "Company") and its shareholders by providing directors who are not employees with an equity interest in the Company. The Plan will assist the Company in attracting and retaining the highest quality of experienced persons as directors and in aligning the interests of non-employee directors of the Company more closely with the interests of the Company's shareholders.

SECTION 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meanings:

         "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "Board" shall mean the Board of Directors of the Company.

         "Cause" shall mean a Non-Employee Director (i) being convicted of a crime, other than a traffic violation, (ii) being the subject of a final, non-appealable order by any regulatory agency involving a breach of duty owed to the Company by such Non-Employee Director, or (iii) habitual abuse of alcohol or drugs.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" shall mean the common stock, no par value per share, of the Company.

         "Company" shall mean Community Bancorp of New Jersey and any present or future subsidiary corporations of Community Bancorp of New Jersey (as defined in Section 424 of the Code) or any successor to such corporations.

         "Disability" shall mean permanent and total disability which if the Non-Employee Director were an employee of the Company would be treated as a total disability under the terms of the Company's long-term disability plan for employees as in effect from time to time.

         "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board shall deem relevant, including the book value of the Common Stock and, to the extent there is a trading market for the Common Stock, the market value of the Common Stock.

         "Non-Employee Director" shall mean a member of the Board who is not a common law employee of the Company.

         "Plan" shall mean The Community Bancorp of New Jersey 2000 Stock Option Plan for Non-Employee Directors.

         "Stock Option" or "Option" shall mean a right to purchase Common Stock of the Company granted to a Non-Employee Director pursuant to the Plan which is not intended to be an incentive stock option under Section 422 of the Code.

SECTION  3.       Administration

     (a) The Plan shall be administered by the Board which shall hold meetings at such times as may be necessary for the proper administration of the Plan. Any action of the Board with respect to the administration of the Plan shall be taken by a majority vote, or by unanimous written consent of its members.

     (b) Subject to the express terms and conditions set forth herein, the Board shall have the power from time to time:

              (i) to construe and interpret the Plan and the Stock
Options granted thereunder and to establish, amend and revoke rules, regulations, guidelines and practices for the administration of the Plan as it shall from time to time consider advisable, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Stock Option, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective; provided, however, that the Board shall have no discretion with respect to designating (x) the recipient of a Stock Option, (y) the number of shares of Common Stock that are subject to a Stock Option, or (z) the exercise price for a Stock Option. All decisions and determinations by the Board in the exercise of this power shall be final and binding upon the Company and the Non-Employee Directors; and

              (ii)to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4.  Eligibility and Participation

     Each Non-Employee Director of the Company shall participate in the Plan.

SECTION 5.  Common Stock Subject to Plan

     (a) The maximum number of shares of Common Stock that may be made subject to Stock Options granted pursuant to the Plan is 85,000, subject to adjustments pursuant to Section 9. The Company shall reserve such number of shares of Common Stock for the purposes of the Plan, out of its authorized but unissued Common Stock or out of Common Stock held in the Company's treasury, or partly out of each, as shall be determined by the Board. No fractional shares of Common Stock shall be issued with respect to Stock Options granted under the Plan.

     (b) If any Stock Option in respect of shares of Common Stock expires or is canceled without having been fully exercised, the number of shares subject to such Stock Option but as to which such Stock Option was not exercised prior to its expiration or cancellation may again be available for the grant of Stock Options under the Plan.

SECTION 6.  Grant of Stock Options

     (a) The Board shall have authority, subject to the terms of this Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be grantee, to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan. All Stock Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Code.

     (b) The grant of any Stock Option shall be evidenced by a written agreement which shall state the number of shares of Common Stock that are subject to the Stock Option, the exercise price, the term of the Stock Option, and other terms, as the Board may deem appropriate, that are not inconsistent with requirements of this Plan.

SECTION 7.  Terms and Conditions

     (a) The purchase price of the shares of Common Stock subject to each Stock Option shall be 105% of the Fair Market Value of such Common Stock (or the par value of such shares, if higher) on the day such Stock Option is granted. All Stock Options shall have a term of ten (10) years from the date of grant, subject to earlier termination pursuant to the terms set forth herein.

     (b) In the event a Non-Employee Director's membership on the Board ceases by reason of his Disability or death, all Stock Options then held by such Non-Employee Director shall immediately become exercisable and may remain exercisable until the expiration of their original term.

     (c) In the event a Non-Employee Director's membership on the Board ceases for Cause, all Stock Options then held by such Non- Employee Director, whether or not exercisable, shall immediately terminate.

     (d) In the event a Non-Employee Director's membership on the Board ceases for any reason other than death, Disability or Cause, all Stock Options then held and exercisable by such Non-Employee Director will remain exercisable until the expiration of their original term.

     (e) If a Non-Employee Director becomes an employee of the Company or any of its subsidiaries, the Non-Employee Director shall be treated as continuing in service for purposes of this Plan, but shall not be eligible to receive future grants hereunder while an employee. If the Non-Employee Director's service as an employee terminates without his again becoming a Non-Employee Director, the provisions of this Section 7 shall apply as if such termination of employment were the termination of the Non-Employee Director's membership on the Board.

     (f) Subject to the terms of this Plan, Stock Options granted pursuant to this Plan shall be subject to the following vesting schedule, and no Stock Option granted hereunder shall be exercisable until such time as it shall have vested: on the first anniversary of the date of grant of any Stock Option, such Stock Option shall be exercisable for one-third (1/3) of the shares of Common Stock covered thereby; on the second anniversary of the date of grant of any Stock Option, such Stock Option shall be exercisable for two-thirds (2/3) of the shares of Common Stock covered thereby; and on and after the third anniversary of the date of grant of any Stock Option, such Stock Option shall be exercisable for all shares of Common Stock covered thereby.

     (g) Except as otherwise provided in this Section 7, no Stock Option granted under the Plan shall be assignable or transferable by the Non-Employee Director, and any attempt to disposition thereof shall be null and void and of no effect. Nothing contained in this Section 7 shall prevent transfers of Stock Options to members of the immediate family of the Non-Employee Director, or any trust or benefit plan established for the benefit of such immediate family member of a Non-Employee Director, nor shall anything in this Section 7 prevent transfers by will or by the applicable laws of descent and distribution. For purposes of this Section, "Immediate Family" shall mean a Non-Employee Director's spouse, parents or offspring.

SECTION 8.  Exercise of Option

     (a) Any Stock Option may be exercised in whole or in part at any time subsequent to such Stock Option becoming exercisable, during the term of such Stock Option; provided, however, that each partial exercise shall be for whole shares of Common Stock only.

     (b) Options may be exercised by written notice of exercise accompanied by payment of the exercise price in full for the purchased shares of Common Stock, along with any amounts which the Company is required to withhold under federal, state or local law, in cash or by certified or cashier's check payable to the Company. Upon receipt of such notice and payment of the exercise price, the Company shall make application to the New Jersey Department of Banking to issue the shares for which the Option is being exercised.

     (c) In the event that the Stock Option or portion thereof shall be exercised pursuant to Section 7 by any person or persons other than the Non-Employee Director, appropriate proof shall be provided of the right of such person or persons to exercise the Stock Option or portion thereof.

SECTION 9.  Capital Adjustments and Corporate Reorganizations

     (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, split up, spin-off, combination, exchange of shares, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are increased or deceased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non- cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall automatically be made in (x) the maximum number and kind of shares of Common Stock reserved for issuance under the Plan,
(y) the number and kind of shares or other securities subject to the outstanding Options under the Plan, and (z) the purchase price for each share of Common Stock subject to any then outstanding Options under the Plan, without changing the aggregate purchase price (except for any change resulting from rounding off of share quantities or price) as to which such Options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustment.

     (b) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively an "Extraordinary Event"), the following rules shall apply: (i) upon the announcement of a proposed Extraordinary Event, all outstanding Stock Options shall immediately become exercisable, whether or not previously vested under Section 7(f), (ii) holders of Options shall continue to have the right to exercise their unexercised but currently exercisable Options on or before the day before the date of consummation of the Extraordinary Event, (iii) if any Option holders shall not have exercised their Options on or before the date of such consummation and if, under the terms of the Extraordinary Event holders of the Common Stock of the Company will receive upon consummation thereof payment in cash, securities or other property (the "Event Payment") for each share surrendered in the Extraordinary Event (the "Event Price"), then an Event Payment equal to the difference between (A) the Event Price times the number of shares of Common Stock subject to each Non- Employee Director's outstanding Options (to the extent then exercisable at prices not in excess of the Event Price) and (B) the aggregate exercise price of all such outstanding Options shall be made to each Non-Employee Director in exchange for the termination of such Options, (iv) notwithstanding the foregoing provisions of clause (iii), if the Extraordinary Event involves an exchange by the acquiring party solely of its voting securities in a reorganization pursuant to which holders of the Company's Common Stock will not recognize gain or loss on the exchange of such securities until such holders dispose of the new voting securities acquired in such exchange, then the acquiring party shall have the right to provide that such Options shall be assumed, or equivalent options shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof); provided that the Non- Employee Director shall not, as a result of such provision, be required to recognize gain or loss on the exchange of Options, and (v) in the unlikely event any Options shall remain outstanding after giving effect to the foregoing provisions such Options shall terminate on the date the Extraordinary Event is consummated.

SECTION 10.  General Provisions Applicable to Options

     To the extent permitted by applicable law, upon the issuance of shares of Common Stock in respect of an Option exercised by a Non-Employee Director, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Non- Employee Director's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. To the extent such reduction is not permitted under law, such Non-Employee Director shall be required to pay all applicable taxes. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Non-Employee Director.

SECTION 11.  Other Provisions

     (a) The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey, to the extent such state laws are not preempted by any laws of the United States.

     (b) As used herein, the masculine gender shall include the feminine gender.

     (c) The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

     (d) All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Non-Employee Director at the address contained in the records of the Company, or to the Company at its principal office.

     (e) Nothing in this Plan or in any Stock Option granted hereunder shall confer upon any Non-Employee Director any right to continue to serve as a director of the Company or shall interfere with or restrict in any way the right, which right is hereby expressly reserved, to remove any Non-Employee Director as a director in accordance with the by-laws and certificate of incorporation of the Company and applicable law.

     (f) The obligation of the Company to sell or deliver shares of Common Stock with respect to Stock Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

     (g) All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Company.

     (h) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company to establish, alter or terminate any other forms of incentives, benefits or compensation for directors of the Company, including, without limitation, conditioning the right to receive other incentives, benefits or compensation on a director not participating in this Plan; or to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

     (i) Holders of Stock Options under the Plan shall have no rights as shareholders of the Company unless and until certificates for shares of Common Stock of Common Stock are registered in their names in satisfaction of a properly exercised Stock Option.

     (j) The terms of the Plan shall be binding upon the Company, the Non-Employee Directors and their successors and assigns.

SECTION 12.       Amendment or Termination of the Plan

     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall affect the rights of any holder of any outstanding Stock Option and further provided that no amendment may increase the number of shares subject to this Plan, change the exercise price for any option as provided under Section 7(a) hereof, or expand the parties eligible to participate in the Plan without shareholder approval, and no amendment may cause the Plan to fail to comply with the provisions of Rule 16b-3 under the Act, or any successor or replacement regulation.

SECTION 13.  Effective Date and Term of the Plan

      This Plan shall become effective upon its approval by the holders of a majority of the Common Stock of the Company voting on the approval of the Plan. Prior to such approval, Options granted under the Plan are expressly subject to such approval. Options may not be granted under the Plan after the tenth anniversary of the day before such shareholder approval.

                                REVOCABLE PROXY
                        COMMUNITY BANCORP OF NEW JERSEY

   [ X ]  PLEASE MARK VOTES
          AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2000

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ralph Cavall and James A. Kinghorn and each of them, with full power of substitution, to vote all of the shares of Community Bancorp of New Jersey (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at Freehold Gardens Hotel, 50 Gibson Place, Freehold, New Jersey, on Thursday, April 27, 2000, at 7:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.


   1. Election of the following nine (9) nominees to each serve on the Board of Directors until the next Annual Meeting and until their successors are elected and duly qualified:

   Charles P. Kaempffer, CPA, Morris Kaplan, Robert M. Kaye, Eli Kramer, William
J. Mehr, Robert D. O'Donnell, Howard Schoor, Arnold Silverman,and Lewis Wetstein, M.D.

                                   With-    For All
                          For      hold     Except

                          [  ]     [  ]      [  ]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

   2. Approval of Proposal 2, amendments to the Company's Certificate of Incorporation to: (a) classify the Board of Directors into three classes; and
(b) prevent removal of the Directors by shareholders without cause, as more fully described in the accompanying proxy statement.

                          For      Against    Abstain

                          [  ]      [  ]       [  ]

3. Approval of Proposal 3, an amendment to the Company's Certificate of Incorporation to require the affirmative vote of 80% of the outstanding common stock of the Company for approval of certain business combination transactions and to amend the super majority voting provision, as more fully described in the accompanying proxy statement.

                          For      Against    Abstain

                          [  ]      [  ]       [  ]

4. Approval of Proposal 4, an amendment to the Company's Certificate of Incorporation to require advance notification of certain shareholder proposals and nominations, as more fully described in the accompanying proxy statement.

                          For      Against    Abstain

                          [  ]      [  ]       [  ]

5. Approval of Proposal 5, an amendment to the Company's Certificate of Incorporation to provide for 1,000,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance; and to increase the authorized shares of common stock, no par value, to 10,000,000, as more fully described in the accompanying proxy statement.

                          For      Against    Abstain

                          [  ]      [  ]       [  ]


6. Approval of Proposal 6, the Community Bancorp of New Jersey 2000 Employee Stock Option Plan, as more fully described in the accompanying proxy statement.

                          For      Against    Abstain

                          [  ]      [  ]       [  ]


7. Approval of Proposal 7, the Community Bancorp of New Jersey 2000 Stock Option Plan for Directors, as more fully described in the accompanying proxy statement.


8. In their discretion, such other business as may properly come before the meeting.

          Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                        COMMUNITY BANCORP OF NEW JERSEY

   This proxy will be voted as specified above. If no choice is specified, the proxy will be voted "FOR" (1) Management's nominees to the Board of Directors;
(2) Approval of amendments to the Company's Certificate of Incorporation to: (a) classify the Board of Directors into three classes; and (b) prevent removal of the Directors by shareholders without cause; (3) Approval of an amendment to the

Company's Certificate of Incorporation to require the affirmative vote of 80% of the outstanding common stock of the Company for approval of certain business combination transactions and to amend this super-majority voting provision; (4) Approval of an amendment to the Company's Certificate of Incorporation to require advance notification of certain shareholder proposals and nominations;
(5) Approval of an amendment to the Company's Certificate of Incorporation to provide for 1,000,000 shares of series preferred stock and to increase the authorized shares of common stock to 10,000,000; (6) Approval of the 2000 Employee Stock Option Plan; and (7) Approval of the 2000 Stock Option Plan for Directors.

   Please sign exactly as your name appears. When signing as executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.

                    PLEASE DATE, SIGN AND RETURN THIS PROXY
                        IN THE ENCLOSED RETURN ENVELOPE.